BORROWINGS	12 Months Ended
Dec. 31, 2023
BORROWINGS
BORROWINGS

11.    BORROWINGS

	As of December 31,
	2022	2023

	(HK$ in thousands)

Borrowings from banks (1)	2,480,532	5,651,565

The Group obtained borrowings mainly to support its margin financing business. Those borrowings bear weighted average interest rates of 3.86% and 5.30% as of December 31, 2022 and 2023, respectively.

(1)

The Group has unused borrowing facilities of HK$19,989,078 thousand and HK$17,400,130 thousand from banks as of December 31, 2022 and 2023, of which nil and HK$586,178 thousand are committed, and the remaining are uncommitted, respectively. These bank borrowings were mainly pledged by margin clients’ shares as the primary source of credit risk mitigation of the lenders, and bore floating interest rates based on various benchmarks including Hong Kong Prime Rate, Hong Kong Interbank Offered Rate (“HIBOR”), CNH HIBOR, etc.